UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  June 22, 2023

GROWGENERATION CORP.
(Exact Name of Registrant as Specified in its Charter)

Colorado	333-207889	46-5008129
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5619 DTC Parkway, Suite 900
Greenwood Village, CO 80111
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:  (800) 935-8420

N/A
(Former Address of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GRWG	The NASDAQ Stock Market LLC

Section 5 – Corporate Governance and Management

Item 5.07. Submission of Matters to Vote of Security Holders

On June 22, 2023, GrowGeneration Corp. (the “Company”) held its 2023 Annual Meeting of Shareholders (the “Annual Meeting”) through remote communication. The matters listed below were submitted to a vote of the shareholders. 65.4% of the Company’s outstanding shares of common stock as of April 24, 2023, the record date, were present at the Annual Meeting, either in person or via proxy. The voting results are set forth below. Other than Proposal 3, which was not approved, each proposal voted upon at the Annual Meeting was approved.

1.Election of Directors. The five individuals listed below were elected to the Board of Directors of the Company to serve until the Company’s 2023 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified.

Name of Nominee	For	Withheld
Eula Adams	17,475,514	6,706,265
Stephen Aiello	10,737,052	13,444,727
Paul Ciasullo	10,484,370	13,697,409
Darren Lampert	23,406,696	775,083
Michael Salaman	22,748,020	1,433,759

2.Say-on-Pay. The compensation of the Company’s named executive officers was approved on an advisory basis.

	For	Against	Abstain	Broker Non-Votes
Total Shares Voted	12,020,001	11,922,033	239,745	—

3.Amendment of Equity Incentive Plan. The amendment of the Company's Amended and Restated 2018 Equity Incentive Plan to increase the number of shares issuable thereunder from 5,000,000 to 8,000,000 was not approved.

	For	Against	Abstain	Broker Non-Votes
Total Shares Voted	6,454,679	17,336,353	390,747	—

4.Independent Auditor. The appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm to audit the Company’s financial statements as of December 31, 2023 and for the fiscal year then ending was approved.

	For	Against	Abstain	Broker Non-Votes
Total Shares Voted	39,295,834	421,852	209,998	—

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File, formatted XBRL Document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 23, 2023	GrowGeneration Corp.

	By:	/s/ Darren Lampert
	Name:	Darren Lampert
	Title:	Chief Executive Officer